                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

PENNSYLVANIA PHYSICIANS CARE [logo]
Pennsylvania Physician Healthcare Plan, Inc.








                                  May 21, 1997


Dear Class A Shareholder:

         On behalf of the Board of Directors, I am pleased to extend to you an invitation to attend the annual meeting of Class A shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held in Harrisburg, PA on Saturday, June 21, 1997, beginning at 9:30 a.m.

         The notice of meeting and proxy statement which appear on the following pages contain information about matters which are to be considered at the meeting.

         In order to insure that your shares are voted at the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage prepaid envelope at your earliest convenience. Every shareholder's vote is important.

                                            Sincerely yours,



                                            Gary C. Brown, M.D., Chairman




================================================================================
                     PLEASE MAIL YOUR PROXY CARD IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
================================================================================




          651 East Park Drive o Harrisburg, PA 17111 o (717) 561-7890
                      o (800) 671-7747 o Fax (717) 558-0661

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
                               651 EAST PARK DRIVE
                         HARRISBURG, PENNSYLVANIA 17111

                           ---------------------------

                NOTICE OF ANNUAL MEETING OF CLASS A SHAREHOLDERS
                               AND PROXY STATEMENT

                           ---------------------------

                                                    Approximate Date of Mailing:
                                                                    May 21, 1997


TO THE CLASS A SHAREHOLDERS:

                  The annual meeting of Class A Shareholders of Pennsylvania Physician Healthcare Plan, Inc. (the "Company") will be held at the offices of the Pennsylvania Medical Society, 777 East Park Drive, Harrisburg, PA on Saturday, June 21, 1997, at 9:30 a.m. for the following purposes:

                           1. To elect six directors to serve for a term of
                  three years; and

                           2. To consider and transact such other business as
                  may properly come before the meeting.

                  This Proxy Statement is furnished by the Board of Directors (the "Board") of the Company for solicitation of proxies to be used at the annual meeting, and at any adjournment thereof. If the enclosed proxy card is signed, dated and returned, the shares represented thereby will be voted as directed therein. Any proxy may be revoked by the person giving it at any time before it is exercised, by written notice to the Secretary of the Company.

                  The stock transfer books will not be closed. Only Class A Shareholders of record on April 30, 1997, are entitled to notice of and to vote at the annual meeting. On that date, there were 4,087 shares of Class A voting common stock outstanding. Each share is entitled to one vote on each of the matters presented at the meeting, except that only holders of record who are practicing physicians (medical doctor or doctor of osteopathy), podiatrists or oral surgeons (or their qualified retirement plans) may vote, (see "Definitions") and each such holder is entitled to only one vote, regardless of the number of Class A Shares held. Voting is not cumulative.

                  The holders of shares entitled to cast not less than one-third of the votes must be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business; all shares present in person or represented by proxy and entitled to vote are counted for quorum purposes. Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Approval of each other matter to be voted upon requires the affirmative vote of a majority of the votes of shares present in person or by proxy and entitled to vote on such matter. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

Election of Directors

                  The Board of Directors is divided into three classes of directors. The terms of the classes are staggered so that at each annual meeting Class A Shareholders elect the members of one of the three classes to three-year terms of office. Six directors are to be elected at this annual meeting for three year terms expiring at the annual meeting in 2000 or until their successors are elected and qualified.

                  All directors were first elected in March-July, 1995 (except Dr. Kroser, who was elected in July, 1996 and Dr. Axelson, who was elected in November, 1996) and hold office for the terms shown in the table below, and until their successors are elected and shall have qualified. The Company's Bylaws state that only practicing Pennsylvania physicians, podiatrists or oral surgeons who are shareholders of the Company are eligible to serve as directors.

                  Management has nominated for election as directors the nominees whose names appear in the table below, all of whom are presently directors of the Company. Unless otherwise instructed by shareholders, the persons named in the enclosed form of proxy will vote all valid proxies received for the election of such nominees. Management believes that all nominees will be able to serve as directors, but if this should not be the case, the proxies will be voted for a substitute nominee or nominees to be designated by management. Effective at the annual meeting Drs. Gallagher, Axelson and DiRenzo are retiring from the Board. Following their retirement, the Board will have 21 members.

                  Certain information is given below for each nominee for director, for each director whose term of office either will continue after the Annual Meeting or will expire at the meeting, and with respect to the shares of the Company beneficially owned by all officers and directors as a group. The information in the table as to each director has been furnished by the respective director.

                                                                   Common Stock
                                                                   Beneficially
                                                                   Owned as of
                    Name, Age, Present Officer                   January 10, 1997
                     Position with Company and                   ----------------
                    Principal Occupation during               Class A        Class B
                          Last Five Years                    Shares (1)     Shares (2)
                    ---------------------------              ----------     ----------
                      NOMINEES FOR DIRECTOR
                       TERM TO EXPIRE 2000

Larry E. Goldstein, M.D., 49,                                    1              3
      of Wynnewood, PA, has conducted a medical
      practice in urology since 1978.  He practices in
      Philadelphia, Pennsylvania and Turnersville, New
      Jersey.  Dr. Goldstein is a Board certified
      urologist and a Fellow of the American College
      of Surgeons.  He is an instructor in urology at
      Thomas Jefferson University School of Medicine
      and serves on the Board of Directors of the
      Keystone Kidney Lithotripsy Center.  Dr.
      Goldstein served as Secretary of the Company
      from March, 1995 to November, 1996.

Frank H. Guinn, D.O., 60,                                        1
      of Philadelphia, PA, has conducted an internal
      medical practice in Philadelphia, Pennsylvania
      since 1980 and is certified in internal medicine.
      He is President of the American Association of
      Physician Specialists and the Corporate Medical
      Director of the Green Acres Nursing System.

Richard J. Minehart, M.D., 46,                                   1
      of Lansdale, PA, has conducted a medical
      practice in General Surgery since 1983.  An
      Associate Fellow of the American College of
      Surgeons, Dr. Minehart is presently the Chairman
      of the Credentials Committee and Vice President
      of the Medical Staff at North Penn Hospital.
      Dr. Minehart served as Treasurer of the Company
      from March, 1995 to November, 1996.

                                                                   Common Stock
                                                                   Beneficially
                                                                   Owned as of
                                                                 January 10, 1997
                                                                 ----------------
                                                              Class A        Class B
                                                             Shares (1)     Shares (2)
                                                             ----------     ----------

John J. Nevulis, M.D., 46,                                       2              2
      of Gwynedd Valley, PA, has conducted a medical
      practice in orthopedic surgery in the
      Philadelphia area since 1977. He is the managing
      partner of Norristown Orthopaedic Associates,
      Inc. He is also president of Pennsylvania
      Orthopedic Network, an independent practice
      association of orthopedists. He is a Board
      certified orthopedic surgeon and Fellow of the
      American Academy of Orthopaedic Surgeons. Dr.
      Nevulis served as Executive Vice President of the
      Company from March, 1995 to November, 1996.

Saad Sakkal, M.D., 50,                                           1
      of Greenville, PA, has been the Medical Director
      of the Metabolic Care Center of Greenville since
      1981 and of the Regional Diabetes Center in
      Greenville, PA since 1991. He is certified by the
      American Board in Medicine, Endocrinology and
      Metabolism, and Geriatric Medicine. Since 1993 he
      has been Secretary-Treasurer of Physicians
      Independent Practice Association of Mercer
      County.


Jay Anthony Townsend, M.D., 61,                                  1
      of Newville, PA, has maintained a family
      practice in Newville, PA since 1972.  Dr.
      Townsend is president of Carlisle Healthcare
      Alternatives, Inc.

             DIRECTORS CONTINUING IN OFFICE
                  TERM TO EXPIRE 1999

Gary  C. Brown, M.D., 47, Chairman,                              2(4)           5(4)
      of Flourtown, PA, is a Professor of Ophthalmology
      at Thomas Jefferson University School of Medicine
      and has conducted a medical practice in
      ophthalmology in the Philadelphia area since
      1976. Dr. Brown, a Board certified
      ophthalmologist, is the Director of the Retinal
      Vascular Unit at Wills Eye Hospital and an
      instructor at the American Academy of
      Ophthalmology. Dr. Brown served as President of
      the Company from March, 1995 to November, 1996.

                                                                   Common Stock
                                                                   Beneficially
                                                                   Owned as of
                                                                 January 10, 1997
                                                                 ----------------
                                                              Class A        Class B
                                                             Shares (1)     Shares (2)
                                                             ----------     ----------

Darlene Ann M. Dunay, D.O., 39,                                  1
      of Old Forge, PA, since 1987 has maintained a solo
      general practice in Old Forge specializing in
      primary care. She is a diplomate of the National
      Board of Medical Examiners and is Board certified
      in family medical practice.

Edward W. Gerner, M.D., 56,                                      1              3
      of Ardmore, PA, has conducted a medical practice
      in ophthalmology and neuro-ophthalmology in
      Philadelphia, Pennsylvania since 1976. He is a
      Clinical Associate Professor for the Departments
      of Ophthalmology and Neurology at Thomas Jefferson
      University School of Medicine and Board Certified
      in Neurology and Ophthalmology.

Lila Stein Kroser, M.D., 64,                                     1
      of Philadelphia, PA, has conducted a family
      medical practice in Philadelphia, PA since 1960.
      She is a Clinical Associate Professor of Family
      Medicine at Medical College of Pennsylvania.

Alice McCormick, D.O., 50                                        1
      of Canadensis, PA, has been practicing medicine
      since 1980. She has maintained a practice in
      internal medicine in Greentown, PA with Mercy
      Physician Network since July, 1995. She is a
      diplomate of the National Board of Examiners for
      Osteopathic Physicians and Surgeons.

Herbert C. Perlman, M.D., F.A.C.R., M.P.A., 60                   1
      of Carlisle, PA, has conducted a medical practice
      in radiology in Carlisle, Pennsylvania since 1973.
      He is a Board certified diagnostic radiologist.
      Dr. Perlman is certified by the American Board of
      Quality Assurance and Utilization Review
      Physicians. He is a Clinical Associate Professor
      of Radiology at Thomas Jefferson University School
      of Medicine and, also, a Clinical Associate
      Professor of Radiology at the Hershey Medical
      Center, Pennsylvania State University. Dr. Perlman
      is the President of CMS, Inc., a Carlisle
      physician corporation. He is a Trustee of the
      Pennsylvania Medical Society and is a member of
      the Board of Directors of Penn Med, Inc., and of
      Penn Med's subsidiary, Keystone Peer Review
      Organization (KePRO).

                                                                   Common Stock
                                                                   Beneficially
                                                                   Owned as of
                                                                 January 10, 1997
                                                                 ----------------
                                                              Class A        Class B
                                                             Shares (1)     Shares (2)
                                                             ----------     ----------

Jay H. Shah, M.D., 50,                                           2              1
      of Richboro, PA, maintains his family medical
      practice in Richboro, Pennsylvania.  Dr. Shah is
      certified by the American Board of Family
      Practice and by the American Board of Quality
      Assurance and Utilization Review Physicians.
      Dr. Shah served as Vice President-Medical
      Affairs of the Company from April, 1995 to
      November, 1996.

           DIRECTORS CONTINUING IN OFFICE
                 TERM TO EXPIRE 1998

Gay D. Dunne, M.D., 56                                           1
      of State College, PA, has conducted a medical
      practice in dermatology since 1976.  Dr. Dunne
      is a member of the Executive Committee of the
      American Academy of Dermatology Advisory Board
      and the Executive Committee of the Pennsylvania
      Academy of Dermatology.

Leonard P. Harman, D.O., 53,                                     1
      of Philadelphia, PA, has conducted a family
      medical practice in Philadelphia, Pennsylvania
      since 1974.  He is Board certified in family
      practice by the American Osteopathic Board of
      General Practice.

George R. Homa, D.O., 46,                                        1
      of North Wales, PA, has conducted a family medical
      practice in Bridgeport, Pennsylvania since 1979.
      He is Board certified by the American College of
      Osteopathic General Practitioners and a Clinical
      Instructor of General Practice at the Philadelphia
      College of Osteopathic Medicine.

Marvin T. Hunter, M.D., 55,                                      1              5
      of Doylestown, PA, has conducted a medical
      practice in Plastic Surgery in Bucks and
      Montgomery counties since 1975. Dr. Hunter is a
      Fellow of the International College of Surgeons
      and is a diplomate of the American Board of Plastic
      Surgery.

                                                                   Common Stock
                                                                   Beneficially
                                                                   Owned as of
                                                                 January 10, 1997
                                                                 ----------------
                                                              Class A        Class B
                                                             Shares (1)     Shares (2)
                                                             ----------     ----------

Mark A. Piasio, M.D., 41,                                        4
        of Clearfield, PA, has been an orthopaedic surgeon
        since 1989. He is a diplomate of the American
        Board of Orthopaedic Surgery and the National
        Board of Medical Examiners and is a fellow of the
        American Academy of Orthopaedic Surgery and the
        American College of Surgeons. He is President of
        the Clearfield County Medical Society.

James  G. Pitcavage, M.D., 63,                                   1
       of Edgeworth, PA, has conducted a medical practice
       in pediatrics since 1965. Dr. Pitcavage is a
       member of the Board of Directors of Allegheny County
       Medical Society and Chairman of Childrens Health
       Network of Pittsburgh. He is also the Assistant
       Clinical Instructor, Department of Pediatrics,
       University of Pittsburgh Medical School.

Robert S. Pyatt, Jr., M.D., 46,                                  3(3)           4(3)
       of Chambersburg, PA, has conducted a medical
       practice in radiology since 1982. Since January,
       1996 he has also served as Acting Medical Director
       of Cumberland Valley Health Network, a
       physician-hospital organization. He is a Board
       certified radiologist and Fellow of the American
       College of Radiology. He has been Medical Director
       of the Radiology Department of Chambersburg
       Hospital since 1982, and is currently
       President-Elect of its Medical Staff. Dr. Pyatt is
       also Clinical Professor of Radiology at the George
       Washington University School of Medicine,
       Washington D.C.

Milton D. Soiferman, D.O., 55,                                   1              3
       of Wynnewood, PA, has conducted a medical practice
       in Philadelphia, Pennsylvania since 1979. He is
       certified in family practice by the American
       Osteopathic Board of Family Practice. Dr.
       Soiferman is a Fellow of the American College of
       Legal Medicine and a diplomate of the American
       Academy of Pain Management.

                                                                   Common Stock
                                                                   Beneficially
                                                                   Owned as of
                                                                 January 10, 1997
                                                                 ----------------
                                                              Class A        Class B
                                                             Shares (1)     Shares (2)
                                                             ----------     ----------
                      DIRECTORS
                 TERM TO EXPIRE 1997

Michael J. Gallagher, M.D., 50,                                  1
      of Scranton, PA, is a member of the Department of
      Radiation Oncology of Mercy Hospital in Scranton,
      PA. He is Board certified in therapeutic
      radiology, medical oncology, internal medicine,
      and anatomic pathology.

Alan A. Axelson, M.D., 56,                                       1
      of Pittsburgh, PA, has been the Medical Director
      of InterCare Psychiatric Services, Inc. since
      1979.

Dennis P. DiRenzo, M.D., 43,                                     1
      of Wyomissing, PA, has conducted a medical
      practice in pediatrics since 1983.  Dr. DiRenzo
      is Board certified in pediatrics and is a Fellow
      of the American Academy of Pediatrics.

All directors and officers as a group                           32             26  2.4%

     (1) The percentage of Class A shares beneficially owned by any director or by all directors and officers as a group was less than 1%.

     (2) The percentage of Class B shares beneficially owned by any director was less than 1%, except Dr. Brown held 1.4%, Dr. Hunter held 1.4%, and Dr. Pyatt held 1.1%.

     (3) Including shared voting and investment power as co-trustee as to 2 Class A shares and 4 Class B shares.

     (4) In addition, he may be deemed to share indirectly the power to vote and to invest 2 Class A shares and 5 Class B shares held by his spouse; however, he disclaims beneficial ownership of such shares.

                          ----------------------------

                  Dr. Brown has served as Chairman since March, 1995. All other officers have served since November, 1996. Officers hold office until the election and qualification of their successors, or their earlier resignation or removal.

                  To the knowledge of management, no person beneficially owns more than 10% of any class of the Company's securities. The Company has not granted any options, warrants or rights to purchase any of its securities. The directors of the Company may be regarded as the "parents" of the Company, as that term is defined under the Securities Act of 1933.

                  The Board held five meetings during 1996. Except for Drs. Perlman, Harman, Pitcavage, DiRenzo, McCormick, Gallagher, Sakkal and Kroser, no director attended fewer than 75% of the aggregate of total meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served.

                  The Board does not have a compensation committee. Drs. Goldstein, Minehart and Shah are members of the Audit Committee of the Board. The Audit Committee held one meeting in 1996. The
Audit Committee was established to review the Company's accounting and financial reporting systems and internal financial controls.
In addition, the Committee recommends to the Board the engagement of independent auditors and reviews the scope of their audit, their fees, the results of their engagement, and the extent of their non-audit services to the Company, if any.

Executive Compensation and Management Agreement

                  The following table shows the aggregate annual remuneration from the Company and its subsidiaries of each of the three highest paid persons who were officers or directors of the Company during 1996, and for all officers and directors as a group. Each officer commenced employment in September, 1996.

                  Name and Principal                           Aggregate
                       Position                              Remuneration
                  ------------------                         ------------

      Richard A. Felice, President                             $146,417

      T. Clark Phillip, Treasurer                              $ 32,992

      Wendy C. Bass, Secretary                                 $ 25,683

      All officers and directors as a group (27)               $205,092(1)

--------------------

(1) In addition, directors are reimbursed for reasonable travel expenses to director and committee meetings.

                  Mr. Felice is employed under an Agreement ending September 2, 1997, at an annual salary of $200,000. The term automatically renews for additional periods of one year, unless terminated by either party at least 60 days prior to the end of the term. The Agreement provides for an initial bonus of $5,000 and reimbursement of moving expenses. Mr. Felice is entitled to an annual bonus of up to 15% of base compensation, based on mutually agreed performance criteria. These amounts are included in the compensation shown in the above table. Mr. Felice is also entitled to one year's compensation if the Company fails to renew the Agreement during the first five years. In the event the Company is restructured so that Mr. Felice is no longer Chief Executive Officer, or if he declines to accept such position under such circumstances, he has the right to terminate the Agreement and receive severance of $400,000. Under the Agreement he will not, for a period of one year after termination, regardless of the cause of termination, compete with the Company in any geographic area in which the Company is then doing business, is licensed, or has a license application pending.

                  In April, 1995 the Company engaged Infinity Management Services, Inc. ("Infinity"), a subsidiary of Pennsylvania Medical Society Liability Insurance Company ("PMSLIC"), to provide administrative and management services to the Company. PMSLIC, which is owned by the Pennsylvania Medical Society, writes medical professional liability insurance coverage in Pennsylvania.

                  In March, 1996 the Company and Infinity entered into a new agreement under which Infinity provides similar services until the Company secures its managed care license to operate its business. Until the Company engaged its management team in late 1996, Infinity managed the development and implementation of the Company's business plan, including locating and recommending appropriate third-party service providers. Infinity generally oversaw the activities of the Company's consultants associated with developing its applications for licenses and the design and development of its start-up operations. Infinity was paid a fixed monthly retainer of $55,000, through September, 1996. The Company elected the alternative of an hourly fee basis beginning in October, 1996, and Infinity continues to provide limited administrative services. During the term of the agreement, Infinity may not provide similar services to any organization offering a managed care insurance product in Pennsylvania. The Company has agreed not to solicit for employment any personnel employed by Infinity during the term of the agreement and for one year thereafter.

                  Infinity and PMSLIC are affiliates of the Pennsylvania Medical Society. Herbert C. Perlman, M.D., a director of the Company, is a trustee of the Pennsylvania Medical Society and a director of Penn-Med, Inc., the parent of PMSLIC.

Financial Statements

                  For certain information concerning the Company, see the financial statements and report of Deloitte & Touche, LLP, independent auditors, included in the Annual Report accompanying this proxy statement. Such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy soliciting material. Representatives of Deloitte & Touche, LLP are not expected to be present at the meeting. The Company has not yet selected a principal accountant for the current year.

Cost of Solicitation

                  The cost of solicitation of proxies from shareholders will be borne by the Company. In addition to the use of mails, proxies may be solicited by telephone by officers, directors and employees of the Company who will not be specially compensated for such services.

Other Matters

                  The Board of Directors is not aware of any matters not set forth herein which may come before the meeting. If, however, any such matter properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

Deadline for Filing Shareholder Proposals for 1998 Annual Meeting.

                  The date by which proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received by the Company for inclusion in the Company's 1998 Proxy Statement and Proxy relating to that meeting is January 21, 1998.


                                              By Order of the Board of
                                              Directors



                                              Wendy C. Bass, Secretary

                                   EXHIBIT "A"

                                   Definitions

                  As used in the Proxy Statement, the following terms shall have the definitions indicated.

                  "Oral surgeon" shall mean a dentist who is Board certified or eligible for Board certification by the American Board of Oral and Maxillofacial Surgery.

                  "Qualified retirement plan" shall mean a retirement plan in which a practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon either (a) "self directs" the investments in the Plan; or (b) is a trustee of the Plan, and all other trustees are also practicing physicians, podiatrists or oral surgeons, and the Plan holds Class A shares equal to the number of trustees.

                                      PROXY

                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.

             This Proxy is Being Solicited By The Board Of Directors
              Annual Meeting of Class A Shareholders, June 21, 1997

         The undersigned hereby appoints Gary C. Brown and Edward W. Gerner, and each of them, Proxies for the undersigned with power of substitution, to vote as designated below all the shares of the undersigned at the Annual Meeting of Class A Shareholders of Pennsylvania Physician Healthcare Plan, Inc. to be held at 777 East Park Drive, Harrisburg, PA on June 21, 1997, at 9:30 a.m., or any adjournment thereof, all as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.       Election Of The Following Nominees as Directors:

            Larry E. Goldstein; Frank H. Guinn; Richard J. Minehart;
               John J. Nevulis; Saad Sakkal; Jay Anthony Townsend
                     to serve until the 2000 annual meeting



[  ] FOR ALL NOMINEES    [  ] WITHHOLD AUTHORITY    [  ] FOR ALL NOMINEES EXCEPT
                              TO VOTE FOR ALL            AS INDICATED BELOW
                              NOMINEES                   _______________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                             (Please see other side)

         Receipt of the Annual Report of the Company for the year 1996 is hereby acknowledged.

         The undersigned revokes all proxies heretofore given with respect to said meeting and approves all that the proxies or their substitutes shall do by virtue hereof.

         This Proxy, when properly executed, will be voted as directed herein, but if no direction is given, this Proxy will be voted FOR All Nominees.

         The undersigned, intending that the Company will rely thereon, certifies that the undersigned is a Pennsylvania practicing physician (medical doctor or doctor of osteopathy), podiatrist or oral surgeon, or a Qualified Retirement Plan, and is voting only one Class A Share.


Dated:_________________________, 1997




                                             ------------------------------
                                                      Class A Shareholder

                                             (Please sign exactly as your name
                                             appears hereon. Executors,
                                             administrators or trustees should
                                             so indicate when signing.)

                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY